EXHIBIT 10.3

                         FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT ("Agreement") made as of this __ day of ___________, 2010, by and among KOPR RESOURCES CORP., a Delaware corporation (the "Company"), and the undersigned subscriber of securities of the Company (the "Subscriber").

WHEREAS, the Company intends to obtain subscriptions for the purchase and sale, in an offering registered under the Securities Act of 1933, as amended (the "Act"), on the Registration Statement on Form S-1 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Offering"), consisting of 1,000,000 shares of the Company's common stock, par value $0.001 (the
"Shares"), on the terms and conditions as set forth in the prospectus (the "Prospectus") which is a part of the Company's Registration Statement, and the Subscriber desires to acquire that number of Shares set forth on the signature page hereof. This Agreement incorporates terms as defined by KOPR RESOURCES CORP.'s Registration Statement.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Subscription Procedure

1.1 Subject to the terms and conditions set forth herein and in the Registration Statement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price of $0.01 per Share (the "Purchase Price"). The Company agrees to sell such Shares to the Subscriber for the Purchase Price.

1.2 The subscription period will begin as of the date the Registration Statement is declared effective by the Securities and Exchange Commission ("SEC") and will continue until the Company has sold all of the Shares it intends to sell in the Offering, unless terminated earlier by the Company in its sole and absolute discretion (the "Offering Period"). The Shares will be offered as set forth in the Registration Statement. The consummation of the Offering is subject to the satisfaction of the closing conditions set forth in Section 5 of this Agreement.

1.3 No arrangements have been made to place funds into escrow or any similar account. Upon receipt, offering proceeds will be deposited into the Company's operating account and used to conduct its business and operations.

1.4 The certificates for the Common Stock bearing the name of the Subscriber will be delivered by the Company no later than thirty (30) days following the Closing of the Offering. The Subscriber hereby authorizes and directs the Company to deliver the Shares to be issued to the Subscriber pursuant to this Agreement and delivered to the residential or business address indicated on the signature page hereof.

1.5 This executed Subscription Agreement shall be forwarded to:

                           Carol McMahan
                           Synergy Law Group, LLC
                           730 West Randolph Street
                           Suite 600
                           Chicago, IL  60661

1.6 The Purchase Price for the Shares purchased hereunder shall be paid by check or wire transfer to KOPR RESOURCES CORP.

1.7 The Company may, in its sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to Closing.

2. Representations and Covenants of Subscriber.

2.1 The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that (i) the Company will likely need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) an investor may not be able to liquidate his or her investment; (iv) there is currently no market for the Shares; (v) an investor could sustain the loss of his or her entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company's business, and the industries and markets in which the Company will compete, as well as risks associated with the Offering, and the other transactions contemplated herein, in the Registration Statement, all as more fully set forth herein and in the Registration Statement.

2.2 The Subscriber represents that he or she is able to bear the economic risk of an investment in the Shares.

2.3 The Subscriber acknowledges that he or she has reviewed all of the documents furnished or made available by the Company to evaluate the merits and risks of such an investment and that he or she recognizes the highly speculative nature of this investment.

2.4 The Subscriber acknowledges receipt and careful review of the Prospectus, this Agreement, and any other exhibits or attachments hereto and thereto (collectively, the "Offering Documents") and hereby represents that he, she or it has been furnished or given access by the Company during the course of this Offering with or to all information regarding the Company and its respective financial condition and results of operations which the Subscriber had requested or desired to know; that all documents which could be reasonably provided have been made available for the Subscriber's inspection and review; that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he, she or it had requested.

2.5 The Subscriber acknowledges that this Offering of Shares may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he, she or it must retain his, her or its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

2.6 The Subscriber acknowledges that neither the SEC nor any state securities commission has approved or disapproved of the Shares or passed upon the accuracy or adequacy of the Prospectus.

2.7 The Subscriber understands that the Company will review this Agreement, and the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering at any time.

2.8 The Subscriber hereby represents that the address of the Subscriber furnished on the signature page of this Agreement is the undersigned's principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

2.9 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

2.10 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (ii) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

2.11 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other

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
consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Subscriber's subscription and payment for, and his or her or her continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

3. Representations by the Company.

Except as set forth in the Registration Statement or any other items provided to Subscriber, the Company represents and warrants to the Subscriber that:

3.1 Organization and Authority. The Company, and its respective subsidiaries, if any (i) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

3.2 Qualifications. The Company is in good standing in all jurisdictions where such qualification is necessary and where failure to so qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, taken as a whole or has the affect of preventing the Company from performing any of its duties or obligations under this Agreement (a "Material Adverse Effect").

3.3 Corporate Authorization. The Offering Documents have been duly and validly authorized by the Company.

3.4 Non-Contravention. The execution and delivery of the Offering Documents by the Company, the issuance of the Shares as contemplated by the Offering Documents, with or without the giving of notice or the lapse of time, or both, will not result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or its respective subsidiaries.

3.5 Information Provided. The Company hereby represents and warrants to the Subscriber that the information set forth in the Prospectus and any other document provided by the Company to the Subscriber in connection with the transactions contemplated by this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

3.6 Consents. The Company has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all applicable judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate their respective properties and conduct their respective businesses as are now being conducted and as disclosed in the Prospectus, except where the failure to have any such Consent would not have a Material Adverse Effect.

3.7 Legal Compliance. To the best knowledge of the Company, after due investigation, no claim has been filed against the Company alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof.

3.8 No SEC or NASD Inquiries. The Company and none of its past or present officers or directors are, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or NASD.

3.9 Securities Law Compliance. Subject to the accuracy and completeness of the representations and warranties of the Subscriber contained in this Agreement, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder.

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
4. Covenants of the Company. The Company covenants with the Subscriber as follows, which covenants are for the benefit of the Subscriber and its, his or her permitted assignees.

4.1 Securities Compliance. The Company shall take all necessary action as may be required or permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Subscriber, or their respective subsequent holders.

4.2 Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

4.3 Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries.

4.4 Use of Proceeds. The Company will use the net proceeds from the sale of the Shares for the purposes set forth in the Prospectus under the section titled "Use of Proceeds".

5. Closing Conditions

5.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Shares. The obligation hereunder of the Company to close and issue and sell the Shares to the Subscriber at the Closing Date is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) Accuracy of the Subscriber's Representations and Warranties. The representations and warranties of the Subscriber shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

     (b) Performance by the Subscriber. The Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing Date.

     (c) Delivery of Purchase Price. The Subscriber shall have delivered to the Company the purchase price for the Shares to be purchased by the Subscriber.

     (d) Delivery of this Agreement. This Agreement has been duly executed and delivered by the Subscriber.

5.2 Conditions Precedent to the Obligation of the Subscriber to Close and to Purchase the Shares. The obligation hereunder of the Subscriber to purchase the Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Subscriber's sole benefit and may be waived by the Subscriber at any time in its sole discretion.

     (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

     (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

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
         (c) Shares. Within a reasonable period of time after the Closing the Company shall deliver to the Subscriber certificates representing the Shares (in such denominations as the Subscriber may request).

         (d) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

6. Miscellaneous.

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at KOPR RESOURCES CORP., 670 Kent Avenue, Teaneck, NJ 07666, Attention: Andrea Schlectman, President and Chief Executive Officer, with a copy to (which shall not constitute notice) Synergy Law Group, L.L.C., 730 West Randolph, Suite 600, Chicago, Illinois 60661, Attention:
Kristen A. Baracy, Esq., and to the Subscriber at the address indicated on the signature page of this Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2 This Agreement may be amended through a written instrument signed by the Subscriber and the Company; provided, however, that the terms of Section 4 of this Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Shares in the Offering

6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

6.5 This Agreement may be executed in counterparts. It shall not be binding upon the Company unless and until it is accepted by the Company. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

6.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.8 Survival. The representations, warranties and covenants of the Company and the Subscriber shall survive the execution and delivery hereof and the Subscription Closing until the second anniversary of the Closing Date.



                            [SIGNATURE PAGE FOLLOWS]

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
                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Number of Shares Subscribed For:                   Total Amount of Subscription:
                                      x $0.01
     ______________                  per Share          $_______________


_________________________________________          ____________________________________________
Print Full Legal Name of Subscriber                Print Full Legal Name of Co-Subscriber
                                                   (if applicable)

_________________________________________          ____________________________________________
Signature of (or on behalf of) Subscriber          Signature of (or on behalf of) Co-Subscriber
                                                   (if applicable)
Name:
Title:

Address of Subscriber:                             Address of Co-Subscriber (if applicable):

_________________________________________          ____________________________________________

_________________________________________          ____________________________________________

_________________________________________          ____________________________________________
Social Security or Taxpayer Identification         Social Security or Taxpayer Identification
Number of Subscriber                               Number of Co-Subscriber (if applicable)

                                    TYPE OF
                                   OWNERSHIP:

[ ] Individual                [ ] Joint Tenants             [ ] Partnership
                                  with
                                  Rights of
                                  Survivorship

[ ] Corporation               [ ] LLC                       [ ] Trust

[ ] Other:                                                  Date of Trust:

                                                   ____________________________________________
                                                   Name of Trustee:

_________________________________________          ____________________________________________

Mail to:

Carol McMahan
Synergy Law Group, LLC
730 West Randolph Street
Suite 600
Chicago, IL  60661

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
Subscription Agreed to and Accepted:

KOPR RESOURCES CORP.


By: ________________________________
Andrea Schlectman
President and Chief Executive Officer



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